SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Sec. 240.14a-12

Aquila Funds Trust

 (Name of Registrant as Specified in Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PROXY MATERIALS

Aquila Opportunity Growth Fund
a series of Aquila Funds Trust

120 West 45th Street, Suite 3600

New York, New York 10036

September 3, 2024

Dear Shareholder,

A special meeting of shareholders of Aquila Funds Trust (“Existing Trust”) and its series Aquila Opportunity Growth Fund (“Existing Fund”) is to be held at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178 at 10:00 a.m. Eastern time on September 20, 2024 (“Special Meeting”). We are sending this information to you because you are a shareholder of record of the Existing Fund as of September 3, 2024 (the “Record Date”).

A combined Proxy Statement/Prospectus, dated May 28, 2024 (the “Proxy Statement”), was previously mailed to you as a shareholder of record of the Existing Fund as of April 15, 2024 (the “Prior Record Date”). The Board of Trustees of the Existing Trust determined that it was in the best interest of the Existing Fund and its shareholders to select a new record date of September 3, 2024 and a new Special Meeting date of September 20, 2024 (the “Meeting Date”). All references to the Prior Record Date and a July 12, 2024 Special Meeting date in the Proxy Statement are hereby replaced by the Record Date and Meeting Date.

An updated proxy card and a postage-prepaid envelope in which to return your proxy card are enclosed. The proxy card previously distributed to shareholders may continue to be used to vote your shares in connection with the Special Meeting. Any proxy previously received by the Existing Fund from a shareholder who was a holder of record as of the close of business on the Prior Record Date and also as of the close of business on the Record Date shall remain in full force and effect with respect to the number of shares held by such shareholder as of the close of business on the Record Date unless explicitly revoked, or a later dated proxy is submitted, by the applicable shareholder. Previously submitted proxies are revocable. The previous submission of proxies also will not affect your right to vote in the event that you attend the Special Meeting. Please note, however, that attendance alone at the Special Meeting without voting will not be sufficient to revoke a previously authorized proxy.

If Existing Fund shareholders approve the Reorganization Agreement, the Reorganization will take effect on or about the close of business on September 27, 2024. At that time, the shares of the Existing Fund that you currently own would, in effect, be exchanged on a tax-free basis for shares of the Cantor Fitzgerald Equity Opportunity Fund, a series of Cantor Select Portfolios (the “New Fund”) with the same aggregate value.

More information on the New Fund, the proposed Reorganization and the liquidation and termination of the Trust is contained in the Proxy Statement. You should review the Proxy Statement carefully and retain it for future reference. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be. Thank you for your participation in this important initiative.

The Board recommends that you vote “FOR” each of the Reorganization Agreement and the liquidation and termination of the Existing Trust.

Attached, please find answers to various questions you may have in connection with the Meeting. Before you vote, please read the full text of the Proxy Statement for an explanation of each of the Proposals.

By Order of the Board of Trustees of Aquila Funds Trust Diana P. Herrmann President

PROXY MATERIALS

Aquila Opportunity Growth Fund
a series of Aquila Funds Trust

120 West 45th Street, Suite 3600
New York, New York 10036

September 3, 2024

Dear Shareholder,

A special meeting of shareholders of Aquila Funds Trust (“Existing Trust”) and its series Aquila Opportunity Growth Fund (“Existing Fund”) is to be held at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178 at 10:00 a.m. Eastern time on September 20, 2024 (“Special Meeting”). We are sending this information to you because you are a shareholder of record of the Existing Fund as of September 3, 2024 (the “Record Date”).

The Special Meeting has been called to consider important proposals affecting the Existing Fund. A definitive agreement has been reached between Aquila Investment Management LLC (“AIM”), the investment adviser of the Existing Fund, and Cantor Fitzgerald Investment Advisors, L.P. (“Cantor”) to sell assets used in AIM’s investment advisory business relating to the Existing Fund (the “Purchase Agreement”). Under the terms of the Purchase Agreement, subject to Fund shareholder approval, the Existing Fund would be reorganized (“Reorganization”) into a newly formed fund, the Cantor Fitzgerald Equity Opportunity Fund (“New Fund”), a series of Cantor Select Portfolios Trust (“New Trust”) pursuant to an Agreement and Plan of Reorganization (“Reorganization Agreement”).

The Board of Trustees of the Existing has approved the Reorganization Agreement. Following the Reorganization, AIM will not serve as investment adviser of the New Fund. Cantor will serve as the investment adviser of the New Fund and Smith Group Asset Management, LLC (“Smith”) will serve as the sub-adviser of the New Fund. Shareholders of the Existing Fund will receive shares of the New Fund in a transaction that is intended to qualify for U.S. federal income tax purposes as a “reorganization” under Section 368 of the Internal Revenue Code of 1986, as amended. At the Special Meeting, you will be asked to vote on the Reorganization Agreement.

Please note that the Purchase Agreement between Cantor and AIM provides that certain conditions must be satisfied or waived in order for the Reorganization to be consummated, including that shareholders of the Existing Fund approve the Reorganization. Accordingly, the Reorganization may not be consummated if shareholders do not approve the Reorganization.

If Existing Fund shareholders approve the Reorganization Agreement, the Reorganization will take effect on or about the close of business on September 27, 2024. At that time, the shares of the Existing Fund that you currently own would, in effect, be exchanged on a tax-free basis for shares of the New Fund with the same aggregate value.

In addition to being asked to approve the Reorganization Agreement, shareholders are also being asked to approve a proposal to liquidate and terminate the Existing Trust. Under the Declaration of Trust of the Existing Trust, shareholders must approve the liquidation and termination of the Existing Trust separate from the Reorganization. The Existing Trust cannot be terminated without shareholder approval.

A combined Proxy Statement/Prospectus, dated May 28, 2024 (the “Proxy Statement”), regarding the meeting, a proxy card for your vote at the meeting, and a postage-prepaid envelope in which to return your proxy card are enclosed. The Board of Trustees of the Existing Trust determined that it was in the best interest of the Existing Fund and its shareholders to select a new record date of September 3, 2024 and a new Special Meeting date of September 20, 2024 (the “Meeting Date”). All references to the prior record date of April 15, 2024 and to the prior special meeting date of July 12, 2024 in the Proxy Statement are hereby replaced by the Record Date and Meeting Date. More information on the New Fund, the proposed Reorganization and the liquidation and termination of the Trust is contained in the Proxy Statement. You should review the Proxy Statement carefully and retain it for future reference. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be. Thank you for your participation in this important initiative.

The Board recommends that you vote “FOR” each of the Reorganization Agreement and the liquidation and termination of the Existing Trust.

Attached, please find answers to various questions you may have in connection with the Meeting. Before you vote, please read the full text of the Proxy Statement for an explanation of each of the Proposals.

By Order of the Board of Trustees of Aquila Funds Trust Diana P. Herrmann President

PROXY MATERIALS

Aquila High Income Fund
a series of Aquila Funds Trust

120 West 45th Street, Suite 3600
New York, New York 10036

September 3, 2024

Dear Shareholder,

A special meeting of shareholders of Aquila Funds Trust (“Existing Trust”) and its series Aquila High Income Fund (“Existing Fund”) is to be held at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178 at 10:00 a.m. Eastern time on September 20, 2024 (“Special Meeting”). We are sending this information to you because you are a shareholder of record of the Existing Fund as of September 3, 2024 (the “Record Date”).

A combined Proxy Statement/Prospectus, dated May 28, 2024 (the “Proxy Statement”), was previously mailed to you as a shareholder of record of the Existing Fund as of April 15, 2024 (the “Prior Record Date”). If you were a shareholder of record of the Existing Fund as of the Prior Record Date, you previously received the Proxy Statement. The Board of Trustees of the Existing Trust determined that it was in the best interest of the Existing Fund and its shareholders to select a new record date of September 3, 2024 and a new Special Meeting date of September 20, 2024 (the “Meeting Date”). All references to the Prior Record Date and a July 12, 2024 Special Meeting date in the Proxy Statement are hereby replaced by the Record Date and Meeting Date.

An updated proxy card and a postage-prepaid envelope in which to return your proxy card are enclosed. The proxy card previously distributed to shareholders may continue to be used to vote your shares in connection with the Special Meeting. Any proxy previously received by the Existing Fund from a shareholder who was a holder of record as of the close of business on the Prior Record Date and also as of the close of business on the Record Date shall remain in full force and effect with respect to the number of shares held by such shareholder as of the close of business on the Record Date unless explicitly revoked, or a later dated proxy is submitted, by the applicable shareholder. Previously submitted proxies are revocable. The previous submission of proxies also will not affect your right to vote in the event that you attend the Special Meeting. Please note, however, that attendance alone at the Special Meeting without voting will not be sufficient to revoke a previously authorized proxy.

If Existing Fund shareholders approve the Reorganization Agreement, the Reorganization will take effect on or about the close of business on September 27, 2024. At that time, the shares of the Existing Fund that you currently own would, in effect, be exchanged on a tax-free basis for shares of the Cantor Fitzgerald High Income Fund, a series of the Cantor Select Portfolios (the “New Fund”) with the same aggregate value.

More information on the New Fund, the proposed Reorganization and the liquidation and termination of the Trust is contained in the Proxy Statement. You should review the Proxy Statement carefully and retain it for future reference. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be. Thank you for your participation in this important initiative.

The Board recommends that you vote “FOR” each of the Reorganization Agreement and the liquidation and termination of the Existing Trust.

Attached, please find answers to various questions you may have in connection with the Meeting. Before you vote, please read the full text of the Proxy Statement for an explanation of each of the Proposals.

By Order of the Board of Trustees of Aquila Funds Trust Diana P. Herrmann President

PROXY MATERIALS

Aquila High Income Fund
a series of Aquila Funds Trust

120 West 45th Street, Suite 3600
New York, New York 10036

September 3, 2024

Dear Shareholder,

A special meeting of shareholders of Aquila Funds Trust (“Existing Trust”) and its series Aquila High Income Fund (“Existing Fund”) is to be held at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178 at 10:00 a.m. Eastern time on September 20, 2024 (“Special Meeting”). We are sending this information to you because you are a shareholder of record of the Existing Fund as of September 3, 2024 (the “Record Date”).

The Special Meeting has been called to consider important proposals affecting the Existing Fund. A definitive agreement has been reached between Aquila Investment Management LLC (“AIM”), the investment adviser of the Existing Fund, and Cantor Fitzgerald Investment Advisors, L.P. (“Cantor”) to sell assets used in AIM’s investment advisory business relating to the Existing Fund (the “Purchase Agreement”). Under the terms of the Purchase Agreement, subject to Fund shareholder approval, the Existing Fund would be reorganized (“Reorganization”) into a newly formed fund, the Cantor Fitzgerald High Income Fund (“New Fund”), a series of Cantor Select Portfolios Trust (“New Trust”) pursuant to an Agreement and Plan of Reorganization (“Reorganization Agreement”).

The Board of Trustees of the Existing has approved the Reorganization Agreement. Following the Reorganization, AIM will not serve as investment adviser of the New Fund. Cantor will serve as the investment adviser of the New Fund and Smith Group Asset Management, LLC (“Smith”) will serve as the sub-adviser of the New Fund. Shareholders of the Existing Fund will receive shares of the New Fund in a transaction that is intended to qualify for U.S. federal income tax purposes as a “reorganization” under Section 368 of the Internal Revenue Code of 1986, as amended. At the Special Meeting, you will be asked to vote on the Reorganization Agreement.

Please note that the Purchase Agreement between Cantor and AIM provides that certain conditions must be satisfied or waived in order for the Reorganization to be consummated, including that shareholders of the Existing Fund approve the Reorganization. Accordingly, the Reorganization may not be consummated if shareholders do not approve the Reorganization.

If Existing Fund shareholders approve the Reorganization Agreement, the Reorganization will take effect on or about the close of business on September 27, 2024. At that time, the shares of the Existing Fund that you currently own would, in effect, be exchanged on a tax-free basis for shares of the New Fund with the same aggregate value.

In addition to being asked to approve the Reorganization Agreement, shareholders are also being asked to approve a proposal to liquidate and terminate the Existing Trust. Under the Declaration of Trust of the Existing Trust, shareholders must approve the liquidation and termination of the Existing Trust separate from the Reorganization. The Existing Trust cannot be terminated without shareholder approval.

A combined Proxy Statement/Prospectus, dated May 28, 2024 (the “Proxy Statement”), regarding the meeting, a proxy card for your vote at the meeting, and a postage-prepaid envelope in which to return your proxy card are enclosed. The Board of Trustees of the Existing Trust determined that it was in the best interest of the Existing Fund and its shareholders to select a new record date of September 3, 2024 and a new Special Meeting date of September 20, 2024 (the “Meeting Date”). All references to the prior record date of April 15, 2024 and to the prior special meeting date of July 12, 2024 in the Proxy Statement are hereby replaced by the Record Date and Meeting Date. More information on the New Fund, the proposed Reorganization and the liquidation and termination of the Trust is contained in the Proxy Statement. You should review the Proxy Statement carefully and retain it for future reference. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be. Thank you for your participation in this important initiative.

The Board recommends that you vote “FOR” each of the Reorganization Agreement and the liquidation and termination of the Existing Trust.

Attached, please find answers to various questions you may have in connection with the Meeting. Before you vote, please read the full text of the Proxy Statement for an explanation of each of the Proposals.

By Order of the Board of Trustees of Aquila Funds Trust Diana P. Herrmann President

PO BOX 8035, CARY, NC 27512

PROXY TABULATOR PO BOX 8035 CARY, NC 27512-9916

 Please fold here—Do not separate

AQUILA OPPORTUNITY GROWTH FUND

A SERIES OF AQUILA FUNDS TRUST

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
SPECIAL MEETING OF SHAREHOLDERS – JULY 12, 2024

The undersigned shareholder hereby appoints Diana P. Herrmann and Anita Albano as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Special Meeting of Shareholders of the Aquila Opportunity Growth Fund (the “Existing Fund”), a series of the Aquila Funds Trust, to be held on Friday, September 20, 2024 at 10:00 a.m., Eastern Time, at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178 (the “Meeting”) and at any and all adjournments or postponements thereof, all shares of the Existing Fund that the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Combined Proxy Statement and Prospectus, dated May 28, 2024 relating to the Meeting, as amended September 3, 2024.

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. If this proxy card is submitted with no direction, but is signed, dated, and returned, this proxy will be voted FOR the proposals specified on the reverse side. This proxy also grants discretionary power to vote upon such other business as may properly come before the Meeting.

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give the full title.

Signature and Title, if applicable

Additional Signature (if held jointly)

Date

Scan code for mobile voting

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

PX-AFTOG v6

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders of Aquila Opportunity Growth Fund, to be held on September 20, 2024:

The Proxy Statement for this Meeting and the accompanying Notice of Special Meeting of Shareholders and the form of proxy card are available at www.proxydocs.com/AFT

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSALS.

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) between Aquila Funds Trust (the “Existing Trust”), on behalf of the Aquila Opportunity Growth Fund (the “Existing Fund”) and Cantor Select Portfolios Trust (“New Trust”) on behalf of the Cantor Fitzgerald Equity Opportunity Fund (“New Fund”) providing for: (i) the acquisition of all the assets of the Existing Fund by the New Fund in exchange for shares of the New Fund and the New Fund’s assumption of all the liabilities of Existing Fund; (ii) the distribution of such classes of shares of the New Fund to shareholders of the Existing Fund; and (iii) the liquidation and termination of the Existing Fund (to be voted on by shareholders of the Existing Fund);	☐	☐	☐

2.	To approve the liquidation and termination of the Existing Trust (to be voted on by shareholders of the Existing Trust); and

3.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE

PX-ATFOG v6

PO BOX 8035, CARY, NC 27512

PROXY TABULATOR PO BOX 8035 CARY, NC 27512-9916

 Please fold here—Do not separate

AQUILA HIGH INCOME FUND

A SERIES OF AQUILA FUNDS TRUST

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
SPECIAL MEETING OF SHAREHOLDERS – JULY 12, 2024

The undersigned shareholder hereby appoints Diana P. Herrmann and Anita Albano as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Special Meeting of Shareholders of the Aquila High Income Fund (the “Existing Fund”), a series of the Aquila Funds Trust, to be held on Friday, September 20, 2024 at 10:00 a.m., Eastern Time, at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178 (the “Meeting”) and at any and all adjournments or postponements thereof, all shares of the Existing Fund that the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Combined Proxy Statement and Prospectus dated May 28, 2024, relating to the Meeting, as amended September 3, 2024.

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. If this proxy card is submitted with no direction, but is signed, dated, and returned, this proxy will be voted FOR the proposals specified on the reverse side. This proxy also grants discretionary power to vote upon such other business as may properly come before the Meeting.

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give the full title.

Signature and Title, if applicable

Additional Signature (if held jointly)

Date

Scan code for mobile voting

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

PX-AFTHI v6

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders of Aquila High Income Fund, to be held on September 20, 2024:

The Proxy Statement for this Meeting and the accompanying Notice of Special Meeting of
Shareholders and the form of proxy card are available at www.proxydocs.com/AFT

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSALS.

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) between Aquila Funds Trust (the “Existing Trust”) on behalf of the Aquila High Income Fund (the “Existing Fund”) and Cantor Select Portfolios Trust (“New Trust”) on behalf of the Cantor Fitzgerald High Income Fund (“New Fund”) providing for: (i) the acquisition of all the assets of the Existing Fund by the New Fund in exchange for shares of the New Fund and the New Fund’s assumption of all the liabilities of Existing Fund; (ii) the distribution of such classes of shares of the New Fund to shareholders of the Existing Fund; and (iii) the liquidation and termination of the Existing Fund (to be voted on by shareholders of the Existing Fund);	☐	☐	☐

2.	To approve the liquidation and termination of the Existing Trust (to be voted on by shareholders of the Existing Trust); and

3.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE

PX-ATFHI v6